SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
January 21, 2009

GLOBECOMM SYSTEMS INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-22839	11-3225567
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
45 Oser Avenue
Hauppauge, New York 11788
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(631) 231-9800
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-10.1: AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.2: AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.3: AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.4: AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.5: AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.6: AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.7: AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.8: AMENDMENT TO EMPLOYMENT AGREEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On January 21, 2009, Globecomm Systems Inc. (the “Registrant”) entered into an Amendment to Employment Agreement with David E. Hershberg, its Chairman, Chief Executive Officer and President. Pursuant to such amendment, in the event that Mr. Hershberg does not provide the Registrant with a notice of resignation or non-renewal within one year of a change in control of the Registrant, Mr. Hershberg would receive a one-time bonus payment equal to 50% of his then base salary rather than 300% of his then base salary, as set forth in the original Employment Agreement. All other material terms of the original Employment Agreement remain unchanged. The foregoing description is qualified in its entirety by reference to the Amendment to Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
          On January 21, 2009, the Registrant entered into an Amendment to Employment Agreement with Andrew C. Melfi. Pursuant to such amendment, Mr. Melfi now serves as Treasurer of the Registrant (in addition to his positions of Vice President and Chief Financial Officer). In addition, in the event that Mr. Melfi does not provide the Registrant with a notice of resignation or non-renewal within one year of a change in control of the Registrant, Mr. Melfi would receive a one-time bonus equal to 50% of his then base salary rather than 300% of his then base salary, as set forth in an amendment to the original Employment Agreement. All other material terms of the original Employment Agreement (as amended) remain unchanged. The foregoing description is qualified in its entirety by reference to the Amendment to Employment Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
          On January 21, 2009, the Registrant entered into an Amendment to Employment Agreement with Stephen C. Yablonski. Pursuant to such amendment, Mr. Yablonski now serves as Senior Vice President and Chief Technology Officer of the Registrant. In addition, in the event that Mr. Yablonski does not provide the Registrant with a notice of resignation or non-renewal within one year of a change in control of the Registrant, Mr. Yablonski would receive a one-time bonus equal to 50% of his then base salary rather than 200% of his then base salary, as set forth in the original Employment Agreement. All other material terms of the original Employment Agreement remain unchanged. The foregoing description is qualified in its entirety by reference to the Amendment to Employment Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
          On January 21, 2009, the Registrant entered into an Amendment to Employment Agreement with Donald Woodring, one of its Vice Presidents. Pursuant to such amendment, in the event that Mr. Woodring does not provide the Registrant with a notice of resignation or non-renewal within one year of a change in control of the Registrant, Mr. Woodring would receive a one-time bonus equal to 50% of his then base salary rather than 200% of his then base salary, as set forth in the original Employment Agreement. All other material terms of the original Employment Agreement remain unchanged. The foregoing description is qualified in its entirety by reference to the Amendment to Employment Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.
          On January 21, 2009, the Registrant entered into an Amendment to Employment Agreement with Paul J. Johnson. Pursuant to such amendment, Mr. Johnson now serves as Senior Vice President, Customer Relations and Contracts and Corporate Secretary of the Registrant. In addition, in the event that Mr. Johnson does not provide the Registrant with a notice of resignation or non-renewal within one year of a change in control of the Registrant, Mr. Johnson would receive a one-time bonus equal to 50% of his then base salary rather than 200% of his then base salary, as set forth in the original Employment Agreement. All other material terms of the original Employment Agreement remain unchanged. The foregoing description is qualified in its entirety by reference to the Amendment to Employment Agreement, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.
          On January 21, 2009, the Registrant entered into an Amendment to Employment Agreement with Paul Eterno, its Vice President, Human Resources. Pursuant to such amendment, in the event that Mr. Eterno does not provide the Registrant with a notice of resignation or non-renewal within one year of a change in control of the Registrant, Mr. Eterno would receive a one-time bonus equal to 50% of his then base salary rather than 200% of his then base salary, as set forth in the original Employment Agreement. All other material terms of the original Employment Agreement remain unchanged. The foregoing description is qualified in its entirety by reference to the Amendment to Employment Agreement, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.
          On January 21, 2009, the Registrant entered into an Amendment to Employment Agreement with Thomas C. Coyle, the Senior Vice President and General Manager, Globecomm Systems. Pursuant to such amendment, the Registrant agreed to provide Mr. Coyle with certain severance payments and benefits in the event that the Registrant gives notice of its election not to extend the initial term of the original Employment Agreement, which expires on June 29, 2010, or any renewal period of the original Employment Agreement (each of which is one year in duration). In addition, in the event that Mr. Coyle does not provide the Registrant with a notice of resignation or non-renewal within one year of a change in control of the Registrant, Mr. Coyle would receive a one-time bonus equal to 50% of his then base salary rather than 200% of his then base salary, as set forth in the original Employment Agreement. All other material terms of the original Employment Agreement remain unchanged. The foregoing description is qualified in its entirety by reference to the Amendment to Employment Agreement, which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.
          On January 21, 2009, the Registrant entered into an Amendment to Employment Agreement with Keith Hall, the Senior Vice President and General Manager, Globecomm Network Services. Pursuant to such amendment, the Registrant agreed to provide Mr. Hall with certain severance payments and benefits in the event that the Registrant gives notice of its election not to extend the initial term of the original Employment Agreement, which expires on June 29, 2010, or any renewal period of the original Employment Agreement (each of which is one year in duration). In addition, in the event that Mr. Hall does not provide the Registrant with a notice of resignation or non-renewal within one year of a change in control of the Registrant, Mr. Hall would receive a one-time bonus equal to 50% of his then base salary rather than 200% of his then base salary, as set forth in the original Employment Agreement. All other material terms of the original Employment Agreement remain unchanged. The foregoing description is qualified in its entirety by reference to the Amendment to Employment Agreement, which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated as of January 21, 2009, by and between, David E. Hershberg and the Registrant.

10.2	Amendment to Employment Agreement, dated as of January 21, 2009, by and between, Andrew C. Melfi and the Registrant.

10.3	Amendment to Employment Agreement, dated as of January 21, 2009, by and between, Stephen C. Yablonski and the Registrant.

10.4	Amendment to Employment Agreement, dated as of January 21, 2009, by and between, Donald Woodring and the Registrant.

10.5	Amendment to Employment Agreement, dated as of January 21, 2009, by and between, Paul J. Johnson and the Registrant.

10.6	Amendment to Employment Agreement, dated as of January 21, 2009, by and between, Paul Eterno and the Registrant.

Exhibit No.	Description

10.7	Amendment to Employment Agreement, dated as of January 21, 2009, by and between, Thomas C. Coyle and the Registrant.

10.8	Amendment to Employment Agreement, dated as of January 21, 2009, by and between, Keith Hall and the Registrant.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Globecomm Systems Inc. (Registrant)
By:	/s/ Andrew C. Melfi
	Name:	Andrew C. Melfi
	Title:	Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: January 27, 2009